Exhibit 99.2

SECURITIES HOLDINGS OF DIRECTORS AND OFFICERS

The following table sets forth, as of August 9, 2019, information with respect to the beneficial ownership of our common stock by (i) each of our executive officers, (ii) each of our directors, and (iii) all directors and executive officers as a group.

As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the shares through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights, and the address for each person is c/o FedNat Holding Company, 14050 N.W. 14th Street, Suite 180, Sunrise, Florida 33323.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percent of Class Outstanding (1)
Michael H. Braun (2)	611,706	4.62%
Bruce F. Simberg (3)	512,150	3.87%
Richard W. Wilcox Jr. (4)	176,761	1.34%
Jenifer G. Kimbrough (5)	38,780	*
Ronald A. Jordan (8)	34,149	*
Thomas A. Rogers (6)	22,004	*
William G. Stewart (7)	22,004	*
Roberta N. Young (9)	15,981	*
All directors and executive officers as a group (nine persons)	1,448,535	10.94%

* Less than 1%.

(1) Unless otherwise indicated, the address of each beneficial owner listed is c/o FedNat Holding Company, 14050 N.W. 14 Street, Suite 180, Sunrise, Florida 33323. The percentage of class outstanding is based on 13,228,114 shares outstanding as of August 9, 2019.

(2) Includes 9,000 shares of restricted stock, which began vesting over five years with an initial vest date of September 9, 2015, 10,000 shares of restricted stock, which began vesting over five years with an initial vest date of December 9, 2015, 20,000 shares of restricted stock, which began vesting over five years with an initial vest date of May 5, 2016, 12,526 shares of restricted stock, which began vesting over five years with an initial vest date of March 10, 2017, 15,229 shares of restricted stock, which began vesting over three years based on performance with an initial vest date of March 14, 2018, 22,843 shares of restricted stock, which will cliff vest over three years based on performance on March 14, 2020, 34,104 shares of restricted stock, which began vesting over three years based on performance with an initial vest date of March 16, 2019, 25,578 shares of restricted stock, which will cliff vest over three years based on performance with a vest date of March 16, 2021, and 55,462 shares of restricted stock, which will begin vesting over three years based on performance with an initial vest date of March 6, 2020.

(3) Includes 1,096 shares of restricted stock, which began vesting over three years with an initial vest date of March 14, 2018, 2,864 shares of restricted stock, which began vesting over three years with an initial vest date of March 16, 2019, and 5,546 shares of restricted stock, which will vest over three years with an initial vest date of March 6, 2020.

(4) Includes 3,000 shares of common stock held in Mr. Wilcox's IRA, 40,000 shares of common stock held by Mr. Wilcox's spouse, 2,000 shares of restricted stock, which began vesting over five years with an initial vest date of September 9, 2015, 1,096 shares of restricted stock, which began vesting over three years with an initial

Exhibit 99.2 vest date of March 14, 2018, 2,864 shares of restricted stock, which began vesting over three years with an initial vest date of March 16, 2019 and 5,546 shares of restricted stock, which will vest over three years with an initial vest date of March 6, 2020. (5) Includes 2,000 shares of restricted stock, which began vesting over five years with an initial vest date of September 9, 2015, 1,096 shares of restricted stock, which began vesting over three years with an initial vest date of March 14, 2018, 2,864 shares of restricted stock, which began vesting over three years with an initial vest date of March 16, 2019, 5,546 shares of restricted stock, which will vest over three years with an initial vest date of March 6, 2020 and 15,000 shares of common stock issuable upon the exercise of vested stock options held by Ms. Kimbrough. (6) Includes 8,000 restricted shares, which began vesting over five years with an initial vest date of May 12, 2018, 4,450 shares of restricted stock, which began vesting over three years based on performance with an initial vest date of March 16, 2019, 3,338 shares of restricted stock, which will cliff vest over three years based on performance with a vest date of March 16, 2021, 5,546 shares of restricted stock, which will vest over five years with an initial vest date of March 6, 2020 and 10,815 shares of restricted stock, which will vest over three years based on performance with an initial vest date of March 6, 2020. (7) Includes 2,088 shares of restricted stock, which began vesting over five years with an initial vest date of March 10, 2017, 1,096 shares of restricted stock, which began vesting over three years with an initial vest date of March 14, 2018, 2,864 shares of restricted stock which began vesting over three years with an initial vest date of March 16, 2019 and 5,546 shares of restricted stock which will vest over three years with an initial vest date of March 6, 2020. (8) Includes 2,088 shares of restricted stock, which began vesting over five years with an initial vest date of March 10, 2017, 1,096 shares of restricted stock, which began vesting over three years with an initial vest date of March 14, 2018, 2,864 shares of restricted stock, which began vesting over three years with an initial vest date of March 16, 2019 and 5,546 shares of restricted stock, which will vest over three years with an initial vest date of March 6, 2020. (9) Includes 2,864 shares of restricted stock, which began vesting over three years with an initial vest date of March 16, 2019, 4,911 shares of restricted stock, which began vesting over five years with an initial vest date of March 16, 2019 and 5,546 shares of restricted stock, which will vest over three years with an initial vest date of March 6, 2020.